UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 26, 2006 (October 25, 2006)

INTERGRAPH CORPORATION

(Exact Name of Registrant as Specified in Charter)
Delaware	0-9722	63-0573222

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Madison Industrial Park IW 2000, Huntsville, AL		35894-0001

(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:   (256) 730-2000

N/A

(Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      □   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      □   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      □   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      □   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.         Results of Operations and Financial Condition

On October 25, 2006, Intergraph Corporation issued a press release announcing, among other matters, its preliminary results of operations for the period ended September 30, 2006, the text of which is set forth as Exhibit 99.1.

Item 9.01.          Financial Statements and Exhibits.

Exhibits

                 99.1    Press Release dated October 25, 2006.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                    INTERGRAPH CORPORATION

                                                                                                    By:      /s/ Larry T. Miles
                                                                                                         Name:  Larry T. Miles
                                                                                                         Title:    Vice President and
                                                                                                                     Chief Accounting Officer

Date:     October 26, 2006